SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

Northwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States	0-23817	23-2900888

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

	301 Second Avenue Warren, Pennsylvania (Address of principal executive office)	16365 (Zip code)

Registrant’s telephone number, including area code: (814) 726-2140

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure

On October 27, 2004, Northwest Bancorp, Inc. (the “Company”) will make a [slide] presentation at an investor conference. The Company will also distribute a paper copy of the presentation to conference attendees. The presentation discusses the Company’s current and historic performance and strategies.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Slide presentation to be made at investor conference on October 27, 2004 and distributed to conference attendees.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCORP, INC.
DATE:	October 27, 2004	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Senior Vice President, Finance and Chief Financial Officer